UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2012
Date of Report (Date of earliest event reported)

BCM ENERGY PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53176	47-0948014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 St. Charles, Floor 3
New Orleans, LA		70130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (504) 264-5160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities.

On February 2, 2012, BCM Energy Partners, Inc. (the “Company”) issued shares of its common stock in the transactions described below that were not registered under the Securities Act of 1933 (the “Securities Act”):

•
The Company issued a total of 535,000 shares to five individuals, three of whom are executive officers and directors of the Company, in exchange for services rendered to the Company, in reliance on the exemption provided by Section 4(2) of the Securities Act.

•
The Company issued 200,000 shares to Elliptical Oilfield Services, LLC (“Elliptical”) in exchange for the assignment by Elliptical to the Company of three oilfield leases described in the Company’s Current Report on Form 8-K filed on February 1, 2012.  The Company issued the shares to Elliptical in reliance on the exemption provided by Section 4(2) of the Securities Act.

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On January 31, 2012, Dr. Raymond G. Bailey P.E. resigned as the Company’s Chief Executive Officer and David M. Beach was appointed as the Company’s Chief Executive Officer, as described below.  In addition, and as described in Item 8.01 below, on January 31, 2012, Dr. Bailey was appointed as the Company’s Executive Chairman and entered into an Employment Agreement with the Company

(c)  On January 31, 2012, David M. Beach was appointed as the Company’s Chief Executive Officer.  He also serves as the Company’s President and Chief Financial Officer.

David M. Beach has been a director and the President of the Company since January 1, 2011 and Chief Financial Officer of the Company since December 1, 2011.  He has been actively involved in the private equity and capital markets for nearly ten years, primarily working with distressed companies and related financial offerings. Mr. Beach formed BCM Energy Investments LLC and BCM Energy Partners LLC in October 2007 while serving as an Executive Vice President – New York for Emerson Equity LLC (“Emerson”) from April 2006 until October 2010. He has also served as an advisor or manager with privately held corporate clients of Emerson, where he excelled in identifying solutions to distressed situations. From February 2005 until April 2006, Mr. Beach was the Managing Director of Investments for a boutique investment banking firm in New York and a director in a managed futures fund, with key roles in developing international partnerships and clients. Mr. Beach attended Louisiana State University in Baton Rouge, Louisiana and is a native of New Orleans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCM ENERGY PARTNERS, INC.

Date: February 6, 2012	By:	/s/ David M. Beach
	Name:	David M. Beach
	Title:	President and Chief Executive Officer